UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 4, 2010

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements

2010 Stock Plan. On June 4, 2010, at the 2010 Annual Meeting of Shareholders (the "2010 Annual Meeting"), the shareholders of Portfolio Recovery Associates, Inc. (the "Company") approved the adoption of the Portfolio Recovery Associates 2010 Stock Plan (the "2010 Stock Plan"). The Board adopted the 2010 Stock Plan on March 19, 2010, subject to shareholder approval. The 2010 Stock Plan amends and restates the Company’s 2002 Stock Option Plan and 2004 Restricted Stock Plan (the "Former Plan"). The main objective of the amendment and restatement of the Former Plan was to ensure its compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits the Company’s federal income tax deductibility of compensation paid to the Chief Executive Officer and the three other most highly compensated officers (other than the principal financial officer) in any taxable year, unless such compensation qualifies as "performance-based compensation" under Code Section 162(m). In addition, the 2010 Plan also includes among its features an expanded list of performance metrics. Under the Former Plan, a total of 2,000,000 shares of the Company’s common stock were made available for issuance to the Company’s directors, officers and employees in the form of stock option and restricted stock awards, and the total shares available under the 2010 Stock Plan will not be increased or decreased from those available under the Former Plan; however, if any awards granted under the 2010 Stock Plan expire or terminate prior to exercise, the shares subject to that portion of the expired/terminated award will be available for subsequent grants. No participant in the 2010 Stock Plan may receive a grant that covers in excess of 200,000 shares of stock in any given year. Pursuant to the terms of the 2010 Stock Plan, effective immediately following the 2010 Annual Meeting each non-employee director of the Company (i.e., all directors other than Mr. Fredrickson) was automatically granted 1,000 shares of restricted stock, which shares will fully vest one year from the date of the grant.

A more comprehensive description of the 2010 Stock Plan is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2010 (the "2010 Proxy Statement") under the caption "Proposal Two: Approval of the 2010 Stock Plan — Summary of the 2010 Stock Plan", which description is incorporated herein by reference. The description of the 2010 Stock Plan is qualified in its entirety by reference to the full text of the 2010 Stock Plan, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and which also was included as Appendix A to the 2010 Proxy Statement.

Bonus Plan. At the 2010 Annual Meeting, Company shareholders also approved the adoption of the Portfolio Recovery Associates, Inc. Annual Bonus Plan (the "Bonus Plan"), which was adopted by the Board on March 19, 2010, subject to shareholder approval. The Compensation Committee of the Board of Directors (or a subcommittee thereof) will administer the Bonus Plan and, subject to the terms thereof, has the sole discretion to determine the amounts, terms and conditions of each award; however, the maximum amount payable to a participant in respect of any award under the Bonus Plan in any 12-month period is $2,000,000. The Company’s Chief Executive Officer and any other executive officer of the Company or of any affiliate may be selected by the Compensation Committee to receive an award under the Bonus Plan for any year, and any such selection generally must occur prior to the expiration of 25% of the applicable "performance period" (i.e., the fiscal year or portion thereof that will be used for measuring actual performance). For each such performance period, the Compensation Committee will establish (a) the performance goals based on business and financial criteria and (b) a formula for calculating a participant’s award based on actual performance as compared to the pre-established performance goals. The Bonus Plan is designed so that the awards made thereunder will satisfy the requirements for "performance-based" compensation within the meaning of Code Section 162(m).

A more comprehensive description of the Bonus Plan is set forth in the 2010 Proxy Statement under the caption "Proposal Three: Approval of the Annual Bonus Plan — Summary of the Annual Bonus Plan", which description is incorporated herein by reference. The description of the Bonus Plan is qualified in its entirety by reference to the full text of the Bonus Plan, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and which also was included as Appendix B to the 2010 Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting was held on June 4, 2010, in Norfolk, Virginia. As of April 8, 2010, the record date for the 2010 Annual Meeting, 16,958,735 shares of the Company’s common stock were outstanding and entitled to vote, of which a total of 15,675,560 shares were voted at the meeting. The following is a summary of the voting results for the proposals voted on at the 2010 Annual Meeting:

Proposal 1 – Election of Directors. Shareholders approved the election of all three nominees as directors for three-year terms expiring at the 2013 annual meeting of the Company’s shareholders, as follows:

Nominee/ For/ Withheld/ Broker Non-Votes
David N. Roberts/ 13,194,579/ 343,395/ 2,137,586
John E. Fuller/ 13,442,467/ 95,507/ 2,137,586
John H. Fain/ 13,441,953/ 96,021/ 2,137,586

Proposal 2 – Adoption of 2010 Stock Plan. Shareholders approved the adoption of the Portfolio Recovery Associates 2010 Stock Plan, as follows:

For/ Against/ Abstain/ Broker Non-Votes
12,538,885/ 949,077/ 50,012/ 2,137,586

Proposal 3 – Adoption of Bonus Plan. Shareholders approved the adoption of the Portfolio Recovery Associates, Inc. Annual Bonus Plan, as follows:

For/ Against/ Abstain/ Broker Non-Votes
13,260,528/ 227,000/ 50,446/ 2,137,586

Proposal 4 – Ratification of Auditors. Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010, as follows:

For/ Against/ Abstain
15,625,876/ 42,201/ 7,483

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.9 Portfolio Recovery Associates 2010 Stock Plan

10.10 Portfolio Recovery Associates, Inc. Annual Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

June 9, 2010	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO

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Exhibit Index

Exhibit No.	Description

10.9	Portfolio Recovery Associates 2010 Stock Plan
10.10	Portfolio Recovery Associates, Inc. Annual Bonus Plan